UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2024

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, $0.10 par value per share	BBY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company 

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2024, Best Buy Co., Inc. (the “registrant”) held its Regular Meeting of Shareholders (the “Meeting”). At the close of business on April 15, 2024, the record date for the determination of shareholders to vote at the Meeting, there were 216,352,418 shares of common stock of the registrant issued and outstanding. The holders of 194,879,689 shares of common stock were represented either in person or by proxy at the Meeting, which constituted a quorum.

The final results of the votes of the shareholders of the registrant are set forth below:

1. Election of Directors. The following individuals were elected as directors for a term of one year, based upon the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Vote
Corie S. Barry	176,727,922	643,860	163,310	17,344,597
Lisa M. Caputo	172,296,520	5,076,619	161,953	17,344,597
David W. Kenny	173,671,033	3,694,406	169,653	17,344,597
David C. Kimbell	176,295,045	1,070,998	169,049	17,344,597
Mario J. Marte	176,341,461	1,026,770	166,861	17,344,597
Karen A. McLoughlin	176,901,085	471,225	162,782	17,344,597
Claudia F. Munce	176,876,995	494,834	163,263	17,344,597
Richelle P. Parham	175,345,032	2,026,494	163,566	17,344,597
Steven E. Rendle	176,857,124	494,778	183,190	17,344,597
Sima D. Sistani	176,266,891	1,096,039	172,162	17,344,597
Melinda D. Whittington	176,928,114	443,849	163,129	17,344,597

2. Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the registrant’s independent registered public accounting firm for the fiscal year ending February 1, 2025, was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Vote
191,604,556	3,090,415	184,718	—

3. Advisory Vote on Executive Compensation. The proposal relating to the non-binding advisory vote to approve the executive compensation of the registrant was approved by shareholders based upon the following votes:

For	Against	Abstain	Broker Non-Vote
162,888,486	14,350,016	296,590	17,344,597

4.Vote on a Shareholder Proposal. The shareholder proposal entitled “Shareholder Opportunity to Vote on Excessive Golden Parachutes” was rejected by shareholders based on the following votes:

For	Against	Abstain	Broker Non-Vote
11,109,365	165,910,794	514,933	17,344,597

For additional information regarding the registrant, see the registrant's Annual Report on Form 10-K for the fiscal year ended February 3, 2024, and Proxy Statement dated April 30, 2024. Best Buy's Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: June 14, 2024	By:	/s/ TODD G. HARTMAN
Todd G. Hartman
Executive Vice President, General Counsel, Chief Risk Officer and Secretary

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